$90 million add-on to 7.125% Senior Subordinated Notes November 2012 Exhibit 99.1

Cautionary Statement about Forward-
Looking Statements & Confidential Information
This presentation contains “forward-looking statements” which are statements relating to future events, including a proposed acquisition, future financial performance, strategies, expectations, and the competitive environment.  All statements, other than statements of historical facts, contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements.  Additionally, forward –
looking statements include statements of expectations regarding the proposed acquisition, including expected benefits and synergies of the transaction, future financial and operating results, future opportunities for the combined businesses and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the transaction. Words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,”
“looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements.  You should not read forward looking statements as a guarantee of future performance or results.  They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved.  Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events, including the Company’s ability to consummate the proposed acquisition.  Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the
Company’s Annual Report on Form 10-K for the year ended July 28, 2012, and other risks outlined in the
Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement.
Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain "non-GAAP" financial measures as defined by SEC rules.

2 Transaction Overview Appendix Financial Summary Business Overview Target Overview Credit Strengths Agenda

Dycom Industries, Inc. (the “Company”) is a leading provider of specialty contracting services in the United States for telecommunications, underground facility locating and electric and gas utilities customers
On November 19  , Dycom announced that it signed a definitive agreement to acquire substantially all of Quanta Services’ (the “Seller”) domestic telecommunications infrastructure services subsidiaries (collectively, the “Target”) for total consideration of $275 million plus related transaction adjustments
Dycom intends to fund the acquisition with a combination of:
Pro forma for the acquisition and financing, Dycom will have secured leverage of 1.1x and total leverage of 2.7x based on LTM Pro Forma 2012 Adjusted EBITDA of $179.5 million
1
Executive Summary
1
PF numbers reflect Dycom FY2012 (28-Jul-2012) and Target LTM 30-Sep-2012 results. PF amounts and calculations herein derived from PF financial information filed
The transaction is expected to close, subject to customary closing conditions, in December
$90 million add-on to the Company’s existing 7.125% Senior Subordinated Notes due in
2021
$201 million of borrowings under a new 5-year senior secured credit facility comprised of a
$275 million Revolving Credit Facility, of which $76 million will be drawn at close of the acquisition, and a $125 million Term Loan A
by Dycom on Form 8-K on 28-Nov-2012.
th

Strengthens our customer base, geographic scope and technical service offerings
Reinforces our rural engineering and construction capabilities, wireless construction resources and broadband construction competencies
Creates scale as industry announcements indicate customer expenditures will be growing
Experienced management team with solid industry reputation
For the LTM period ended September 30, 2012, Target generated $535 million of sales
Acquisition Rationale

Sources and Uses
Pro Forma Capitalization
Sources, Uses and PF Capitalization
1
2
Excludes $7.0 million in acquisition related costs and $6.9 million in debt issuance costs to be paid on or subsequent to the date of the acquisition.
3
PF amounts and calculations herein derived from PF financial information filed by Dycom on Form 8-K on 28-Nov-2012.
4
PF cash reflects $1.8 million in estimated debt premiums from the notes offered hereby.
5
Effective upon closing of the acquisition.
Sources of Funds Uses of Funds
$275mm Revolver $76.0
Purchase Price
1
$311.8
New Term Loan A 125.0
New Senior Sub. Notes 90.0
Cash on Balance Sheet 20.8
Total Sources $311.8
Total Uses
2
$311.8
Note: Adjusted EBITDA reflects Dycom results for the fiscal year ended 28-Jul-2012 and Target results for the LTM ended 30-Sep-2012. Does not reflect Dycom Adjusted
EBITDA for the quarter ended 27-Oct-2012 of $40.405 million which compares to Dycom's prior year Adjusted EBITDA for the quarter ended 29-Oct-2011 of $40.397 million.
3
10/27/12 PF xPF Adj.
($ in millions) Amount xAdj. EBITDA Change Amount EBITDA Coupon Maturity
Cash and Equivalents
4
$ 54.7 $(19.0) $ 35.7
New $275mm Revolver
5
0.0 0.0x 76.0 76.0 0.4x L+200 bps Dec-17
New Term Loan A
5
0.0 0.0x 125.0 125.0 1.1x L+200 bps Dec-17
Total Secured Debt $ 0.1 0.0x $ 201.1 1.1x
Senior Subordinated Notes 187.5 1.4x 0.0 187.5 2.2x 7.125% Jan-21
New Add-On Senior Subordinated Notes 0.0 0.0x 90.0 90.0 2.7x 7.125% Jan-21
Total Debt $ 187.6 1.4x $ 478.6 2.7x
LTM Adj. EBITDA $ 135.5 $ 179.5
Includes purchase price of $275 million and estimated amount for working capital adjustments and other payments to Seller based on balances as of September 30, 2012.

New Senior Subordinated Notes
Issuer Dycom Investments, Inc., a direct wholly-owned subsidiary of Dycom Industries, Inc. (same as existing)
Guarantors
Dycom Industries, Inc. and its existing and future subsidiaries that guarantee any credit facility of Dycom
Industries, Inc.
Add-on Amount $90 million add-on to existing 7.125% notes due 2021
Ranking Senior Subordinated Notes (same as existing)
Maturity January 15, 2021
Coupon 7.125%
Indicative Price TBD
Indicative Yield TBD
Non-Call Period Non-Callable until January 2016
Equity Clawback Beginning in 2014, up to 35% of the Notes may be redeemed with the proceeds of an equity issuance at 107.125
Optional Redemption
Callable at 103.563 in 2016, ratably declining to par thereafter
Customary Make Whole Call during the Non-Call Period
Mandatory Repayment Put option upon change of control at 101% of principal plus unpaid and accrued interest
Covenants
Standard and customary high yield incurrence covenants which mirror existing subordinated notes; limit
Company’s ability to:
— Incur additional indebtedness
— Pay dividends
— Make loans and investments
— Sell assets and incur liens
Summary Terms and Conditions

7 Transaction Overview Appendix Financial Summary Business Overview Target Overview Credit Strengths Agenda

Dycom Introduction
A leading supplier of specialty contracting
services to telecommunication providers
nationwide
Telecommunications networks are fundamental
to economic progress
Significant end market opportunities include
wireless backhaul, rural fiber networks, fiber
deployments to businesses, wireless network
upgrades, and FTTx deployments
Significant portion of revenues from multi-year
Master Service Agreements
Experienced management team operates
through a decentralized, customer-focused
organizational structure
Strong cash flows and liquidity

Nationwide footprint
— Operates in 48 states and in Canada
— 31 operating subsidiaries and hundreds of
field offices
Fiscal 2012 revenues of $1,201.1 million grew
organically 15.4% year over year
Strong financial profile
— Cash and equivalents $54.7 million at
October 27, 2012
— Shareholders’ equity $392.0 million at
October 27, 2012
8,001 employees as of October 27, 2012
Dycom Overview (Standalone)
Dycom is a leading telecommunications infrastructure provider in the United States
Revenue by Contract Type
Revenue by Customer Type
Master
Service
Agreements
70.3%
Long-term
Contracts
10.3%
Short-term
Contracts
19.4%
Fiscal 2012
Telecom
84.5%
Electric
and Gas
Utilities
and
Other
4.6%
Underground
Facility
10.9%
Locating

10 Services Crucial to Customer Success Engineering Underground Facility Locating Outside Plant & Equipment Installation Premise Equipment Installation Wireless Services

White Mountain Cable Construction

Ansco & Associates

CableCom

Star Construction, LLC

Tesinc

C-2 Utility Contractors, LLC

CCG Communications Construction Group

RJE Canada

Point to Point Communications, Inc.

Triple D Communications, LLC

CCLC

RJE Telecom

NEO COM

Locating Inc. underground utilities

CAVO

Lamberts Cable Splicing Company, LLC

Niels Fugal Sons Co.

Prince Telecom

UtiliQuest

STS

SCI

Ivy H. Smith Co.

Kanaan Communications LLC

CSI

Globe Communications, LLC

Underground USI

Midtown Express

Broadband Express

Cable Connectors LLC

Nichols Construction Co. LLC

Precision Valley Communications

DYCOM INDUSTRIES INC.

Dycom Operating Overview
Broad national footprint and strong local subsidiaries allow Dycom to go to market as both a national and local provider
Dycom’s Nationwide Presence
Subsidiaries
Dycom has field locations
well beyond the subsidiary
headquarters depicted
which enable the Company
to extend its coverage
footprint
Dycom Headquarters
Subsidiary Headquarters

Quarterly GDP Change
U.S. Internet Protocol Traffic (Petabytes per Month)
2000
2002
2004
2006
2008
2010
2012E
2014E

DYCOM INDUSTRIES INC.

Sources: U.S. Telecom, The Broadband Association
Cisco Visual Networking Index
U.S. National Bureau of Economic Analysis
“When the stability of an entire economy depends on the speed, intelligence, quality of service, robustness and security of its Internet backbone, will a just good network be good enough?”
John Chambers, Chairman and CEO, Cisco, Inc.
Strong Secular Trend
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
-10.0%
-8.0%
-6.0%
-4.0%
-
2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
GDP Traffic

“Our third key strategic initiative is investing in fiber builds to as many towers in our service area as economically feasible.  This initiative supports anticipated long-term growth in data transport, much of which is driven by wireless data traffic. And expands our addressable customer footprint by enabling fiber access points to other strategic locations where viable, along these routes. During second quarter, we completed approximately 1,350 fiber builds. This is in line with expectations. And we continue to anticipate completing
4,000 to 5,000 builds in 2012, as fiber-to-the-tower construction continues to ramp up through the remainder of the year.”
Glen Post III, CEO & President, CenturyLink, Inc. - August 2012
Very attractive returns to our customers
Telephone, cable and other companies aggressively deploying fiber to provide wireless backhaul services
Continues to provide significant growth opportunities
Sources: FCC OBI Technical Paper
6, Mobile Broadband: The Benefits
of Additional Spectrum
Key Driver: Wireless Backhaul
0X
10X
20X
30X
40X
50X
2009 2010 2011 2012E 2013E 2014E
Mobile Data Traffic Growth Relative to 2009
Yankee Group Coda Research Cisco Systems, Inc. Average

U.S. DEPARTMENT OF COMMERCE
NATIONAL TELECOMMUNICATIONS & INFORMATION ADMINISTRATION
NTIA

USDA Rural Development

DYCOM INDUSTRIES INC.

The American Recovery and Reinvestment Act
(ARRA) provided the Department of Commerce’s
National Telecommunications and Information
Administration (NTIA) and the U.S. Department of
Agriculture’s Rural Utilities Service (RUS) with
$7.2 billion to expand broadband services in the
United States.
Cumulatively, total Federal expenditures have now exceeded $2.1 billion and have been matched by recipient funds of more than $820 million.
NTIA BTOP Quarterly Program Status Report –
September 2012
Demand has absorbed significant industry capacity
Meaningfully increased exposure to rural service providers
Key Driver: Rural Fiber Networks

Charter
comcast
Time Warner Cable
Charter
comcast
Time Warner Cable

2011 Business Services Revenue
$3.9 Billion
Current Addressable Business Services Market
~$53.5 Billion
Emerging as an industry battleground
Multi-year cap-ex trajectory provides visible revenue opportunities
Leverages Dycom’s existing cable engineering and construction resources
“…so give or take $700 million a year I think is the number for capital spending for business services. [….]
That $700 million is powering a business that grew 40% the last several years and is on pace to be a couple billion dollar plus business a year from zero and we can go into the medium-size and sell backhaul and Metro Ethernet businesses. So first answer is we would love to put more capital at the business services if we can continue to get 30% IRRs or whatever as we've been historically getting. It is a 50% margin business, fantastic.”
Brian Roberts, Chairman and
CEO,
Comcast Corporation – June 2012
Sources: Company Filings, Company Transcripts
Key Driver: Fiber to Business
$25.0B
$8.5B
$20.0B
$0.6B
$1.5B
$1.8B

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E

“…We've had a volume surge that is hard to explain what's transpired. The last five years we've had literally in the mobile Internet traffic going across our network it's been a 20,000 percent increase in traffic, and we're seeing no signs of that slowing anytime soon. In fact, we're on a pace this year that it grows another 75 percent, and our current planning assumption is that that just continues for the next five years after this year.”
Randall Stephenson, CEO, AT&T – July 2012
Wireless network spending increasing faster than overall spending
Entered wireless market via NeoCom acquisition in December 2010 and is further expanding its wireless services to key customers
Strong growth opportunities as industry migrates from 3G to 4G technologies
Sources:  CTIA, Collins Stewart, LLC
Key Driver: Wireless Network Upgrades
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
US cell sites US Towers

0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
2Q 07 4Q 07 2Q 08 4Q 08 2Q 09 4Q 09 2Q 10 4Q 10 2Q 11 4Q 11 2Q 12
Cumulative Subscribers
Verizon FiOS Video AT&T U-Verse
"We feel good about the success we've had in the IP broadband and U-verse platform, and we believe that we can further grow the business with additional investments to maximize technology improvements and our improved operating scale. As Randall said, we plan to expand IP broadband to reach 57 million total customer locations or 75% of all customer locations in our 22-state serving area. We have a high level of confidence that we can execute this plan and achieve our growth targets by simply extending our current track record."
John Stankey, Group President and Chief Strategy Officer, AT&T - November 2012
A key competitive response by telephone companies to cable MSO’s
CenturyLink just beginning scale deployments
Dycom is leveraging prior, extensive FTTx experience with Verizon and AT&T
Source: Company Filings
Key Driver: FTTx Deployments

18 Agenda Transaction Overview Appendix Financial Summary Business Overview Target Overview Credit Strengths

Telecom West
North Sky Communications
Vancouver, WA
Spalj
Deerwood, MN
Pro-Tel
Norwich, NY
Blair Park
Warrington, PA
Telecom West
Golden State Utility
Ceres, CA
IFS Telecom
Harleysville, PA
Engineering
Associates
Alpharetta, GA
Pauley
Phoenix, AZ
Telecom West
VCI Telecom
Upland, CA
Trawick
Chipley, FL

DYCOM INDUSTRIES INC.

Target provides network services and solutions for the telecommunications and cable television industries, including:
Geographic Footprint – Subsidiary Headquarters
Source: Company Filings.
Target Overview
Target has complimentary
geographies to Dycom that both
enhance current footprint and
expand presence in certain
markets
Target has a strong rural footprint
that diversifies the combined
business profile
Target has field locations well
beyond the subsidiary
headquarters depicted
Design, installation, repair and maintenance of fiber optic, copper and coaxial cable networks used for video, data and voice transmission
Design, installation and upgrade of wireless communications networks, including towers, switching systems and
"backhaul" links from wireless systems to voice, data and video networks
Cable locating, splicing and testing of fiber optic networks and residential installation of fiber optic cabling
Emergency restoration services, particularly for infrastructure damaged by inclement weather

20 Agenda Transaction Overview Appendix Financial Summary Business Overview Target Overview Credit Strengths

Long-standing relationship with blue chip customers
Stable revenue base
Breadth of service offering to meet customer requirements
Variable and scalable operating structure
Operating model focused on cash flow generation
Proven and experienced management team
Key Credit Highlights

at&t
CenturyLink
comcast
verizon
windstream communications
Charter
Time Warner Cable
CABLEVISION
frontier Communications
ERICSSON

DYCOM INDUSTRIES INC.

Dycom has established relationships with many leading telephone companies, cable television multiple system operators and electric utility companies
Target further strengthens customer base by a combination of enhanced presence with existing customers and further diversity with new customers
Blue Chip Customer Base
Blue chip, predominantly investment grade, clients comprise the vast majority of revenue
Dycom Pro Forma Customer Mix
Note: PF numbers reflect Dycom FY2012 (28-Jul-2012) and Target LTM 30-Sep-2012 results.
AT&T
9.9%
Comcast
9.5%
Verizon
10.8%
Other
47.2%
Windstream
9.6%
CenturyLink
12.9%

($ in millions)

($ in millions)
$588
71%
29%
$842
72%
28%
$958
72%
28%
$995
67%
33%
$1,138
66%
34%
$1,230
67%
33%
$1,107
66%
34%
$989
66%
34%
$1,036
62%
38%
$1,201
60%
40%

DYCOM INDUSTRIES INC.

Durable Customer Relationships
Developed and maintained
strong, long-term
relationships that help
manage cyclical nature of
telecom and cable capex
spending
Significant number of these
customer relationships span
decades
The Company’s decentralized
operations create multiple
points of contact with
customers, numerous
individual relationships, and
numerous contract
opportunities per customer
Pro forma, Top 5 customers
account for 52.9% of
revenue
(a)
vs. 59.6% of
revenue for Dycom
standalone in 2012
Revenue by Customer
1
Revenue (Top 5 Customers)
1
1
Numbers reflect Dycom standalone.
(a) Pro forma numbers reflect  combination of Dycom last twelve months ended October 27, 2012 and
Target last twelve months ended September 30, 2012.
$0
$50
$100
$150
$200
$250
$300
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other Customers Top 5 Customers
AT&T Comcast CenturyLink Verizon
Adelphia CharterComm Time Warner Cable Windstream

Stable Revenue Base
Master Service Agreements (MSAs)
Long-term contracts relate to specific projects
with terms in excess of one year from the contract
date
Dycom is party to numerous MSAs and other
arrangements with customers that extend for
periods of one or more years and generally has
multiple agreements with each customer
Short-term contracts relate to spot market
requirements
Significant majority of contracts are based on units
of delivery
Dycom’s revenue stream is primarily generated by long-term contractual agreements
Fiscal 2012 Revenue by Contract Type
1
1 Numbers reflect Dycom standalone.
Master
Service
Agreements
70.3%
Long -term
Contracts
10.3%
Short-term
Contracts
19.4%
— Multi-year, multi-million dollar arrangements
covering thousands of individual work orders
— Generally exclusive requirement contracts that
extend for one or more years

MSA and other long-term contracts
represent 80% or greater of total contract
revenues in recent periods
Increase in short-term contracts in fiscal
2012 from broadband stimulus spending
Stable Revenue Base
Historical Revenue by Contract Type
Historical Backlog
1
Numbers reflect Dycom standalone.
69.5%
76.0% 75.5%
70.3%
17.2%
14.6%
10.4%
10.3%
13.3%
9.4%
14.1%
19.4%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
FY2009 FY2010 FY2011 FY2012
Master Service Agreements Long-Term Contracts Short-Term Contracts
Backlog comprised of the estimated
uncompleted portion of services to be
performed under job-specific contracts
Significant backlog growth in recent 3
year period from new contract awards
As of October 27, 2012, total backlog
and backlog to be completed in next 12
months at $1.376 billion and $822
million, respectively
$582
$640
$754
$909
$353
$474
$658
$656
$935
$1,114
$1,412
$1,565
$0
$400
$800
$1,200
$1,600
FY2009 FY2010 FY2011 FY2012
Backlog to be Completed in Next 12 Months Backlog > 12 Months
1
1

Breadth of Service Offering
Leading provider of services in a fragmented industry, with breadth and scope of operations to support national customer base
— As a service provider operating on a national basis, Dycom benefits from its customers trending towards a consolidated vendor base with broad service capabilities
— Strong balance sheet and scale enable the Company to compete for large contracts which further enhance the depth of Dycom’s customer relationships
Despite its national scale, Dycom has decentralized operations that reflect the importance of relationships at the local and regional level

Variable and Scalable Operating
Structure
Scalable business model provides
operating flexibility
Highly variable cost structure allows for
efficient responses to changes in the
business environment as largest direct cost
is labor
— Cost of labor managed by flexing the
size of the workforce and level of
subcontractors
— Significant amount of project-related
inventory provided by customers
Number of Employees
1
1
Numbers reflected for Dycom standalone.
9,352
10,899
10,746
9,231
8,897
8,320
8,001
7,500
8,500
9,500
10,500
11,500
2006 2007 2008 2009 2010 2011 2012

Operating Model Focused on Cash
Flow Generation
Solid cash flow from
operations and prudent
management of capital
expenditures has provided
strong liquidity position
Note: Leverage and Net Leverage excludes L/C’s.
1
Numbers reflect Dycom standalone. Capital expenditures are net of proceeds from disposals of assets.
Cash from Operations and Capex
1
Leverage
1
1.2x 1.2x
1.6x
1.7x
1.4x
1.0x
0.3x
0.4x
1.3x
1.0x
0.0x
0.5x
1.0x
1.5x
2.0x
FY2008 FY2009 FY2010 FY2011 FY2012
Leverage Net Leverage
Low historical and net
leverage contribute to strong
balance sheet and provide
capacity for strategic
expansion
$104
$127
$54
$44
$65
5.1%
2.3%
4.7% 4.7%
4.4%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
0
20
40
60
80
100
120
140
FY2008 FY2009 FY2010 FY2011 FY2012
Cash Flow from Operating Activities Capex % of Revenue

Proven and Experienced Senior
Management Team
Executive Industry Tenure Comment
Steven E. Nielsen
President & CEO
27 years
19 years with Dycom; prior experience with Henkels &
McCoy
Timothy R. Estes
EVP & COO
39 years 18 years with Dycom; prior experience with BellSouth
H. Andrew DeFerrari
Sr. VP & CFO
8 years 8 years with Dycom; prior experience with Ernst & Young
Richard B. Vilsoet
General Counsel
7 years
7 Years with Dycom as external counsel; prior experience
with Shearman & Sterling
Seasoned management team with several decades of combined industry experience
Dycom’s executive management team has successfully navigated multiple business cycles with the Company emerging stronger and poised for continued stability
Subsidiary management has cultivated and maintained deep and sustained relationships with decision-makers and local service providers in their respective locales over time

30 Agenda Transaction Overview Appendix Financial Summary Business Overview Target Overview Credit Strengths

($ in millions)

($ in millions)

($ in millions)

DYCOM INDUSTRIES INC.

Historical and Pro Forma Financials
Revenue
Adjusted EBITDA
Adjusted EBITDA less Capex
2
Leverage
$131
$117
$86
$110
FY2008 FY2009 FY2010 FY2011 PF 2012¹
Dycom Adj. EBITDA Target Adj. EBITDA
$179
$1,230
$1,107
$989
$1,036
FY2008 FY2009 FY2010 FY2011 PF 2012¹
Dycom Revenue Target Revenue
$1,736
$69
$92
$39
$61
FY2008 FY2009 FY2010 FY2011 PF 2012¹
Dycom Adj. EBITDA - Capex Target Adj. EBITDA - Capex
$113
1.2x 1.2x
1.6x
1.7x
2.7x
1.0x
0.3x
0.4x
1.3x
2.5x
FY2008 FY2009 FY2010 FY2011 PF 2012¹
Leverage Net Leverage
1
2
PF numbers reflect Dycom FY2012 (28-Jul-2012) and Target LTM 30-Sep-2012 results. PF amounts and calculations herein derived from PF financial information filed by Dycom on
Form 8-K on 28-Nov-2012.
Pro forma 2012 capital expenditures net of proceeds from disposals of $24.8 million for Dycom FY2012 and $1.1 million for Target for LTM September 30, 2012.

32 Agenda Transaction Overview Appendix Financial Summary Business Overview Target Overview Credit Strengths

Adjusted EBITDA Reconciliation
Pro Forma LTM
2
Fiscal Year Ended
2
($ in millions)
July 28,
2012
October 27,
2012
July 28,
2012
July 30,
2011
July 31,
2010
July 25,
2009
July 26,
2008
Net Income from continuing operations $40.2 $38.3 $39.4 $16.1 $5.8 $(53.2) $24.4
Interest expense, net 28.9 16.7 16.7 15.9 14.2 14.5 12.4
Income tax provision 25.7 23.9 25.2 12.4 4.9 (1.4) 13.2
Depreciation and amortization 86.5 62.0 62.7 62.5 63.6 65.4 67.2
EBITDA $181.3 $141.0 $144.0 $106.9 $88.5 $25.4 $117.3
Gain on sale of assets (15.7) (14.1) (15.4) (10.2) (7.7) (3.9) (6.7)
Stock-Based Compensation 7.0 7.9 7.0 4.4 3.4 3.9 5.2
Charges for certain litigation matters - - - 0.6 1.6 - 7.6
Loss on extinguishment of debt, net - - - 8.3 - (3.0) -
Acquisition related costs - 0.7 - 0.2 - - -
Write-off of deferred financing costs - - - - - 0.6 -
Goodwill impairment charges - - - - - 94.4 9.7
Reversal of pre-acquisition related accrual - - - - - - (1.7)
Target Management Fees
3
6.9 - - - - - -
Adjusted EBITDA $179.5 $135.5 $135.5 $110.2 $85.8 $117.2 $131.2
Total Debt $ 478.6 $ 187.6 $ 187.6 $ 187.8 $ 135.4 $ 136.3 $ 153.4
Net Debt $ 442.9 $ 132.8 $ 135.0 $ 143.0 $ 32.1 $ 31.6 $ 131.3
Total Debt / Adjusted EBITDA 2.7 x 1.4 x 1.4 x 1.7 x 1.6 x 1.2 x 1.2 x
Net Debt / Adjusted EBITDA 2.5 x 1.0 x 1.0 x 1.3 x 0.4 x 0.3 x 1.0 x
1
1
PF numbers reflect Dycom FY2012 (28-Jul-2012) and Target LTM 30-Sep-2012 results. PF amounts and calculations herein derived from PF financial information filed by Dycom on
2
Numbers reflect Dycom standalone.
3
Target Management Fees adjusted herein represent other corporate charges of Target from the seller which would not have existed on a pro forma basis and will not continue upon the consummation of the Acquisition.
Form 8-K on 28-Nov-2012.